SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) - April 21, 1998

                                 HSB GROUP, INC.
             (Exact name of registrant as specified in its charter)

              Connecticut             001-13135        06-1475343
        (State   or  other           (Commission     (IRS Employer
  jurisdiction  of  incorporation)   File Number)   Identification No.)

               One State Street, Hartford, Connecticut 06102-5024
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code - (860-722-1866)




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Item 5.  Other Events

On April 21, 1998, HSB Group Inc. (the Company) issued press releases announcing first quarter results, a three-for-two stock split, the declaration of a quarterly dividend to be payable July 30, 1998, and a summary of the Company's annual meeting held on April 21, 1998, including the announcement of the retirement from the Board of Directors of Wilson Wilde and John M. Washburn, Jr. Included herewith as Exhibits 99.1 through 99.3 are the Company's press releases related to these announcements and such information is incorporated herein by reference.

Item 7.  Exhibits.

99.1 through 99.3: The Company's press releases dated April 21, 1998.



























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     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the
     Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                                HSB GROUP, INC.



     Dated:  April 21, 1998                    /s/ R. Kevin Price
                                               R. Kevin Price
                                               Senior Vice President and
                                               Corporate Secretary



























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